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                                                               Exhibit 99.3

                                                               Execution copy


                           Dated 11 February 2004



                            SOLUTIA EUROPE SA/NV


                           FISCAL AGENCY AGREEMENT


                              (euro)200,000,000
                 10.00 percent Senior Secured Notes due 2008



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                              TABLE OF CONTENTS

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1        APPOINTMENT OF FISCAL AGENT AND PAYING AGENTS.......................1

2        AMOUNT; EXECUTION...................................................1

3        AUTHORIZED REPRESENTATIVES..........................................1

4        FORM OF THE NOTES AND EXCHANGE OF NOTES.............................2

5        RELIANCE ON INSTRUCTIONS............................................3

6        ISSUER'S REPRESENTATIONS AND WARRANTIES.............................3

7        PAYMENT OF NOTE PRINCIPAL AND INTEREST; INTEREST PAYMENT
           DATES; RECORD DATES...............................................3

8        DUTIES OF THE PRINCIPAL PAYING AGENT AND FISCAL AGENT...............4

9        LIABILITY...........................................................5

10       INDEMNIFICATION BY ISSUER...........................................5

11       INDEMNIFICATION BY THE PAYING AGENTS................................5

12       COMPENSATION OF THE PAYING AGENTS...................................6

13       MEETING OF THE NOTEHOLDERS..........................................6

14       NOTICES.............................................................6

15       RESIGNATION OR REMOVAL OF AGENT OR A PAYING AGENT...................7

16       BENEFIT OF AGREEMENT................................................7

17       NOTES HELD BY A PAYING AGENT........................................7

18       COUNTERPARTS........................................................8

19       GOVERNING LAW.......................................................8

20       SUBMISSION TO NY JURISDICTION.......................................8

21       ENGLISH.............................................................8

22       SEVERABILITY........................................................8

23       MODIFICATION OF FISCAL AGENCY AGREEMENT.............................8

24       COLLATERAL AGENCY AGREEMENT AND CERTAIN OTHER DOCUMENTS.............9

25       CLEARING AGREEMENT..................................................9

26       PRIOR FISCAL AGENCY AGREEMENT.......................................9


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THIS AGREEMENT dated as of 11 February 2004 AMONG:

(1) SOLUTIA EUROPE SA/NV a societe anonyme/naamloze vennootschap (limited liability company) organized under the laws of Belgium (the "ISSUER");

(2) KREDIETBANK S.A. LUXEMBOURGEOISE acting through its office at 43 boulevard Royal, 2955 Luxembourg, as fiscal agent and paying agent (Kredietbank S.A. Luxembourgeoise or any successor or additional fiscal and paying agent appointed hereunder being called the "FISCAL AGENT");

(3) KBC BANK NV acting through its registered office at Havenlaan 2, 1080 Brussels, Belgium, and registered in the Register of Legal Persons under number 0462.920.226, as principal paying agent (KBC Bank NV or any successors appointed hereunder being called the "PRINCIPAL PAYING AGENT" or together with the Fiscal Agent, the "PAYING AGENTS").

WHEREAS on 11 February 2000, the Issuer agreed to issue euro 200,000,000
6.25 percent Notes due 2005 (the "ORIGINAL NOTES") pursuant to a subscription agreement dated 11 February 2000, and the Paying Agents, subject to the terms and conditions set forth in a fiscal agency agreement dated as of 11 February 2000 agreed to act as the fiscal agent, paying agent and principal paying agent in respect of the Original Notes.

WHEREAS the Issuer has agreed to amend and restate the Original Notes as euro 200,000,000 10.00 percent Notes due 2008 together with the Terms and Conditions of Notes annexed thereto (the Terms and Conditions of Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "TERMS AND CONDITIONS OF NOTES" and such Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "NOTES") in accordance with a meeting of the holders of the Original Notes held on 29 January 2004. In connection therewith, the Issuer is entering into this Agreement and has also entered into the Agreement of Understanding and Restructuring dated
30 January 2004 with the holders of the Notes party thereto.

WHEREAS the Paying Agents, subject to the terms and conditions set forth in this Agreement, agree to act as the fiscal agent, paying agent and principal paying agent in respect of the Notes. All terms not otherwise defined herein shall have the meanings set forth in the Terms and Conditions of Notes attached as Schedule 1 hereto.

NOW, THEREFORE, for due and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1        APPOINTMENT OF FISCAL AGENT AND PAYING AGENTS

         The Issuer hereby appoints the Fiscal Agent to act, on the terms and conditions specified herein and in the Notes, as fiscal and paying agent for the Notes, the Principal Paying Agent as principal paying agent for the Notes and the Paying Agents as paying agents for the Notes.

2        AMOUNT; EXECUTION

2.1 The aggregate principal amount of Notes which may be amended and restated hereunder is euro 200,000,000.

2.2 Each of the Global Note and the Definitive Notes, if any, (each as defined in Section 4 below), shall be executed by or on behalf of the Issuer by the manual or facsimile signature of two directors being Authorized Representatives (as defined in Section 3 hereof) of the Issuer and authenticated manually by or on behalf of the Principal Paying Agent.

3        AUTHORIZED REPRESENTATIVES

         From time to time the Issuer will furnish the Principal Paying Agent with a certificate of the Issuer certifying the incumbency and specimen signatures of directors authorized to execute Notes on behalf of

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         the Issuer (each an "AUTHORIZED REPRESENTATIVE"). Until
         the Principal Paying Agent receives a subsequent incumbency certificate of the Issuer, the Principal Paying Agent shall be entitled to rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives. The Principal Paying Agent shall have no responsibility to the Issuer to determine by whom or by what means a facsimile signature may have been affixed on the Notes or the Coupons, if any, or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signatures filed with the Principal Paying Agent by a duly authorized officer of the Issuer and the Principal Paying Agent believes such facsimile or manual signature to be genuine. Any Note or Coupon bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Issuer after the completion thereof by the Principal Paying Agent, notwithstanding that such persons shall have ceased to hold office on the date such Note, with attached Coupons, if applicable, is authenticated and delivered by the Principal Paying Agent.

4        FORM OF THE NOTES AND EXCHANGE OF NOTES

         With regard to the issuance of Notes:

4.1 THE PERMANENT GLOBAL NOTE: The Notes will initially be represented by a permanent global note (the "PERMANENT GLOBAL NOTE" or the "GLOBAL NOTE"), without coupons, substantially in the form of
         Schedule 2 hereto. Immediately before amending the Original Notes, the Issuer shall deliver to the Principal Paying Agent, and the Principal Paying Agent shall authenticate, the duly executed Permanent Global Note. The Principal Paying Agent shall then return the Permanent Global Note to or to the order of the Issuer for delivery to the National Bank of Belgium (the "BNB") or a depositary for the BNB as operator of the X/N clearing system (the "BNB SYSTEM") for credit to the account of the Principal Paying Agent with the BNB System. The Principal Paying Agent will transfer all interests in the Permanent Global Note to the BNB as operator of the BNB System in exchange for the existing global note, which shall then be cancelled and returned to the Issuer.

4.2 THE DEFINITIVE NOTES: The Global Note will become exchangeable in whole, but not in part (free of charge to the holder), for Notes in definitive form (the "DEFINITIVE NOTES") in the denominations of euro 1,000, euro 10,000 and euro 100,000 if (i) the Euroclear System ("EUROCLEAR"), Clearstream Banking, societe anonyme ("CLEARSTREAM, LUXEMBOURG") or the BNB System are closed for a continuous period of 14 days (other than by reason of public holidays) or (ii) default is made in any payment under or in relation to the Global Note or, (iii) the Issuer would suffer a material disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of the BNB System, Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two duly authorized officers of the Issuer is given to the Principal Paying Agent. Thereupon (in the case of (iii) above) the Issuer may give notice to the Principal Paying Agent, the Collateral Agent and the Noteholders of its intention to exchange the Global Note for Definitive Notes on the Definitive Exchange Date (defined below).

         On any Definitive Exchange Date, the Global Note shall be surrendered to or to the order of the Principal Paying Agent. In exchange for the Global Note, the Issuer will deliver, or procure the delivery of, an equal aggregate principal amount of Definitive Notes (having attached to them all Coupons in respect of interest which has not already been paid on the Global Note), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in this Agreement. On exchange of the Global Note, the Issuer will ensure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant Definitive Notes. No Definitive Notes delivered in exchange for the Global Note will be mailed or otherwise delivered to any location in the United States in connection with such exchange.

         If Definitive Notes have not been delivered by 5:00 p.m. (Brussels time) on the Definitive Exchange Date, then at 5:00 p.m. (Brussels time) on the Definitive Exchange Date, the holder(s) of the Global Note will cease to have any rights thereunder and Accountholders will acquire directly against the Issuer all those rights that they would have had if they had been the holders of Definitive Notes in an aggregate principal


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         amount equal to the amount of Notes they were shown as holding on the records of Euroclear and/or Clearstream, Luxembourg.

         Each Definitive Note will be security printed in accordance with applicable legal and stock exchange requirements and will be in substantially the form set out in Schedule 3 hereto and will have attached to it Coupons (in substantially the form set out in Schedule 4 hereto). The Terms and Conditions of Notes attached as
         Schedule 1 hereto will be affixed to the Notes.

         "ACCOUNTHOLDER" means, for so long as any of the Notes are represented by the Global Note and the Global Note is held by or on behalf of BNB, each person who is, from time to time, shown in the records of Euroclear or Clearstream, Luxembourg as the holder of a particular principal amount of Notes. "DEFINITIVE EXCHANGE DATE" means the date falling not less than 60 days after that date on which the relevant event occurs or notice is given and on which date banks are open for business in the city in which the specified office of the Principal Paying Agent is located and in the city in which the relevant clearing system is located.

5        RELIANCE ON INSTRUCTIONS

         No Paying Agent shall incur any liability to the Issuer in acting hereunder pursuant to instructions which such Paying Agent reasonably believed in good faith to be genuine and to have been given by an Authorized Representative.

6        ISSUER'S REPRESENTATIONS AND WARRANTIES

         Each Paying Agent is entitled to assume that the issuance and delivery of the Notes by the Issuer have been duly and validly authorized by the Issuer and that the Notes, when completed, authenticated and delivered pursuant hereto, will constitute the legal, valid and binding obligations of the Issuer.

7        PAYMENT OF NOTE PRINCIPAL AND INTEREST; INTEREST PAYMENT DATES;
         RECORD DATES

7.1 PAYMENT TO AGENT: the Issuer will, on each date on which any payment in respect of the Notes becomes due, transfer to the Principal Paying Agent by 11:00 a.m. Brussels time such amount as may be required for the purposes of such payment. The Issuer will procure the delivery to the Principal Paying Agent by 10:00 a.m. (local time in the city of the Principal Paying Agent's specified office) on the second business day in the city of the Principal Paying Agent's specified office before the due date for any such payment a copy of irrevocable instructions issued by it for such payment to be made to the Principal Paying Agent. For the purposes of this sub-Clause 7.1, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note or Coupon could claim the relevant payment by transfer to an account under the Notes, but disregarding the necessity for it to be a business day in any particular place of presentation.

7.2 NOTIFICATION OF NON-PAYMENT: The Principal Paying Agent will forthwith notify by fax the Issuer and each other Paying Agent if it has not by the due date for any payment due in respect of the Notes received the full amount so payable on such date.

7.3 PAYMENT BY PAYING AGENTS: Unless they receive a notification from the Principal Paying Agent under sub-Clause 7.2, each Paying Agent will, subject to and in accordance with the Notes, pay or cause to be paid on behalf of the Issuer on and after each due date therefor the amounts due in respect of the Notes and Coupons and, in the case of each Paying Agent other than the Principal Paying Agent, will be entitled to claim any amounts so paid from the Principal Paying Agent. If any payment provided for in sub-Clause 7.1 of this
         Section is made late but otherwise in accordance with this Agreement, the Paying Agents may nevertheless make payments in respect of the Notes and Coupons. However, unless and until the full amount of any such payment has been made to the Principal Paying Agent, the Paying Agents will not be bound to make such payments.

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7.4      REIMBURSEMENT OF PAYING AGENTS: The Principal Paying Agent will on demand promptly reimburse each other Paying Agent for payments in respect of the Notes and Coupons properly made by it in accordance with the Notes and this Agreement.

7.5 LATE PAYMENT: If the Principal Paying Agent has not by the due date for any payment in respect of the Notes received the full amount payable on such date but receives it later, it will forthwith give notice to each other Paying Agent and Noteholders that it has received such full amount.

7.6 METHOD OF PAYMENT TO AGENT: Unless otherwise provided in the Notes, all sums payable to the Principal Paying Agent hereunder will be paid in euros and in immediately available or same day funds to such account with such bank in Brussels as the Principal Paying Agent may from time to time notify to the Issuer.

7.7 MONEYS HELD BY AGENT: The Principal Paying Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (1) it may not exercise any lien, right of set-off or similar claim in respect of them, (2) it shall not be liable to anyone for interest on any sums held by it under this Agreement unless any payment to any person hereunder or under any Note is not made as a result of the negligence, bad faith or wilful misconduct of the Principal Paying Agent and (3) money held by it need not be segregated except as required by law. Any monies paid by the Issuer to the Principal Paying Agent for payment of principal or interest which remain unclaimed for two years after such monies have become due and payable will be repaid to the Issuer upon its written request and the holder may thereafter look only to the Issuer for payment hereof.

7.8 PARTIAL PAYMENTS: If on presentation of a Note or Coupon only part of the amount payable in respect of it is paid (except as a result of deduction of tax as permitted by the terms and conditions of the Notes) the Paying Agent to whom the Note or Coupon is presented shall procure that such Note or Coupons shall have attached to it or endorsed on it a memorandum of the amount paid and the date of payment.

7.9 PAYMENT OF INTEREST IN THE UNITED STATES: Notwithstanding any other provision herein, no payment with respect to interest or principal on any Note may be made at the office of any Paying Agent in the United States, and any otherwise allowable payment may be made only upon presentation and surrender at such office outside the United States of the Note, in the case of principal, or presentation of a global Note or presentation and surrender of the applicable Coupon, in the case of interest. No payment on a Note shall be made by transfer to an account in, or by mail to an address in, the United States (other than to a financial institution or for persons for which the financial institution has collected such payment).

7.10 BNB SYSTEM: As long as the Notes or the Global Note shall be held in, or on behalf of, the BNB System, the provisions of this Clause 7 shall be supplemented and/or superseded to the extent necessary by (i) the relevant provisions of the Clearing Agreement executed on or about 11 February 2000 between, the Issuer, the Principal Paying Agent and the Belgian National Bank as operator of the BNB System (the "CLEARING AGREEMENT"), (ii) the regulations of the BNB System and (iii) any applicable provisions of Belgian law and regulation; provided that the Issuer shall, and the Principal Paying Agent and the Paying Agent shall jointly and severally, give equivalent effect to sub-Clause 7.1 and sub-Clause 7.6 and the Paying Agent undertakes to the Issuer to comply with its obligations under the Clearing Agreement.

8        DUTIES OF THE PRINCIPAL PAYING AGENT AND FISCAL AGENT

         In accordance with the terms and conditions of the Notes and this Agreement or if otherwise requested by the Issuer,

         the Principal Paying Agent will or will procure that the Paying Agent will:

8.1      receive requests to effect exchanges of the Global Note to Definitive
         Notes;

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8.2      maintain a record of the Global Note and the certificate number or numbers of all Definitive Notes and Coupons delivered hereunder;

8.3 carry out such other acts as may be necessary to give effect to the terms and conditions of the Notes with respect to payment, transfer, cancellation and replacement (if any Note or Coupon is mutilated or defaced or is apparently destroyed, lost or stolen, it may be replaced at the specified office of any Paying Agent subject to all applicable laws and stock exchange requirements upon payment by the claimant of the expenses incurred in connection therewith and on such terms and with such indemnity as the Issuer and the Principal Paying Agent may require; mutilated or defaced Notes of Coupons must be surrendered before replacements will be issued); and

         the Fiscal Agent will:

8.4 upon and in accordance with the instructions of the Issuer received at least 5 days before the proposed publication date, arrange for the publication of any notice which is to be given to the Noteholders and supply a copy thereof to each other Paying Agent, the Collateral Agent, the BNB System, Euroclear, Clearstream, Luxembourg and, so long as the Notes are listed thereon, the Luxembourg Stock Exchange.

9        LIABILITY

         Neither the Paying Agents nor their officers or employees shall be liable for any act or omission hereunder except in the case of negligence, bad faith or wilful misconduct. The duties and obligations of the Paying Agents and their officers and employees shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. The Paying Agents may consult with counsel and shall be fully protected in any action reasonably taken in good faith in accordance with the reasonable advice of counsel. Neither the Paying Agents nor their officers or employees shall be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) have been duly authorized or are in compliance with any other agreement to which the Issuer is a party (whether or not the Paying Agents are also a party to such other agreement).

10       INDEMNIFICATION BY ISSUER

         The Issuer agrees to indemnify and hold harmless each of the Paying Agents and each of its respective directors, officers and employees from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including legal fees and expenses) arising out of or in connection with its or their respective performance under this Agreement, except to the extent that they are caused by the negligence, bad faith or wilful misconduct of each such Paying Agent or the directors, officers and employees of each such Paying Agent. The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone, telecopier or other electronically transmitted instructions, if authorized herein, received from or reasonably believed by each of the Paying Agents in good faith to be genuine and to have been given by, an Authorized Representative. This indemnity shall survive the resignation or removal of any Paying Agent and the satisfaction or termination of this Agreement.

11       INDEMNIFICATION BY THE PAYING AGENTS

         Each of the Paying Agents agree severally to indemnity and hold harmless the Issuer and its directors, officers and employees from and against any and all liabilities (including liability for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including legal fees and expenses) arising out of or in connection with its performance, in any capacity, under this Agreement, except to the extent that they are caused by the negligence, bad faith or wilful misconduct of the Issuer. This indemnity shall survive the resignation or removal of any Paying Agent and the satisfaction or termination of this Agreement.

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12       COMPENSATION OF THE PAYING AGENTS

         The Issuer agrees to pay the compensation of each of the Paying Agents at such rates as shall be agreed upon from time to time and to reimburse each Paying Agent for reasonable out-of-pocket expenses (including costs of preparation of the Notes and reasonable legal fees and expenses), disbursements and advances incurred or made in accordance with any provisions of this Agreement. The obligations of the Issuer to each of the Paying Agents pursuant to this Section shall survive the resignation or removal of any Paying Agent and the satisfaction or termination of this Agreement.

13       MEETING OF THE NOTEHOLDERS

         Attached hereto as Schedule 5 are the provisions for meetings of the Noteholders.

14       NOTICES

14.1 All communications by or on behalf of the Issuer relating to the issuance, transfer, exchange or payment of Notes or interest thereon shall be directed to the Principal Paying Agent at its address set forth in sub-Clause 14.2(iv) hereof (or such other address as the Principal Paying Agent shall specify in writing to the Issuer).

14.2 Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time:

                  (i) if to the Issuer:

                  Solutia Europe SA/NV
                  Boondaelse Steenweg 6
                  B-1050 Brussels
                  Belgium

                  Parc Scientifique-Fleming
                  Rue Laid Burniat 3
                  B-1348 Louvain-la-Neuve
                  Belgium

                  Attention:   Legal Department
                  Fax no.:     +32 10 48 12 24


                  (ii) if to the Collateral Agent:

                  KBC Bank NV
                  Havenlaan 12
                  B-1080 Brussels
                  Belgium

                  Attention:   Mr. Dirk De Bleser
                  Fax no.:     +32 2 429 49 20

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                  (iii) if to the Fiscal Agent:

                  Kredietbank S.A. Luxembourgeoise
                  43 boulevard Royal
                  2955 Luxembourg
                  Luxembourg

                  Attention:   Back-Office Emissions
                  Fax no.:     +352 47 97 73 907

                  (iv) if to KBC Bank NV as the Principal Paying Agent:

                  KBC Bank NV
                  Havenlaan 2
                  B-1080 Brussels
                  Belgium

                  Attention:   Mrs. Marie-Therese Broothaers
                  Fax no.:     +32 2 429 52 73

15       RESIGNATION OR REMOVAL OF AGENT OR A PAYING AGENT

         Subject to the limitations contained in the Terms and Conditions of Notes, the Principal Paying Agent may at any time resign as such agent or a Paying Agent may at any time resign as such paying agent by giving written notice to the Issuer and the Collateral Agent of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 30 days after the giving of such notice by the Principal Paying Agent or a Paying Agent to the Issuer and the Collateral Agent. The Principal Paying Agent or a Paying Agent may be removed at any time by the filing with it of an instrument in writing signed by a duly authorized officer of the Issuer and specifying such removal and the date upon which it is intended to become effective. Such registration or removal shall take effect on the date of the appointment by the Issuer of a successor agent or paying agent and the acceptance of such appointment by such successor Agent or Paying Agent, which successor shall be a reputable and substantial bank or financial institution. In the event of resignation by the Principal Paying Agent or a Paying Agent, if a successor agent or paying agent has not been appointed by the Issuer within three months after the giving of notice by the Principal Paying Agent or such Paying Agent of its intention to resign, the Principal Paying Agent or such Paying Agent may appoint as successor Agent or Paying Agent a reputable and substantial bank or financial institution. Subject to the limitations contained in the Terms and Conditions, the Issuer may appoint a successor agent and additional or successor paying agents and shall forthwith give notice of any such appointment to the continuing Agent and each continuing Paying Agent, the Collateral Agent and the Noteholders, whereupon the Issuer, the continuing Agent and each continuing Paying Agent and the additional or successor agent or paying agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement.

16       BENEFIT OF AGREEMENT

         This Agreement is solely for the benefit of the parties hereto, their successors, assigns and any additional Agent or Paying Agent appointed in accordance with Section 15 above and the holders from time to time of the Notes and no other person shall acquire or have the right under or by virtue hereof.

17       NOTES HELD BY A PAYING AGENT

         Each of the Paying Agents, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as fiscal and/or paying agent hereunder.

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18       COUNTERPARTS

         This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

19       GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without regard to the conflicts of laws principles thereof.

20       SUBMISSION TO NY JURISDICTION

         The Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in New York City over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. As long as any of the Notes or any of the Coupons appertaining thereto remain outstanding, the Issuer will at all times have an authorized agent for service of process in New York City, upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or any Note or any of the Coupons appertaining thereto. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer shall to be extent permitted by law be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding. The Issuer hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 as its agent for such purpose, and covenants and agrees that (i) service of process in any such suit, action or proceeding may be made upon it at the specified office of such agent (or such other address or at the office of any other authorized agent which the Issuer may designate by written notice to the Principal Paying Agent) and (ii) prior to any termination of such agency for any reason, it will so appoint a successor thereto as agent hereunder.

21       ENGLISH

         This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement.

22       SEVERABILITY

         If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired.

         In case of any such illegality, invalidity or unenforceability, the parties shall negotiate in good faith with a view to agree on the replacement of such provision by a provision which is legal, valid and enforceable and which is to the extent practicable in accordance with the intents and purposes of this Agreement and which in economic effect comes as close as practicable to the provision being replaced.

23       MODIFICATION OF FISCAL AGENCY AGREEMENT

         This Agreement, including the Schedules hereto, may be amended by the Issuer and the Principal Paying Agent, without the consent of the Collateral Agent or the holder of any Note or Coupon, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained herein or therein or in any other manner which the Issuer and the Principal Paying Agent may deem necessary or desirable and which will not be inconsistent with the Notes or any Coupons and which will not adversely


                                     8

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                                                               Execution copy


         affect the interests of the holders of Notes or any Coupons, provided the foregoing shall not be in derogation of the right of the Issuer to amend the terms of the Notes as provided in Schedule 5.

24       COLLATERAL AGENCY AGREEMENT AND CERTAIN OTHER DOCUMENTS

         Attached hereto as Schedule 6 is the Collateral Agency Agreement. Certain Subsidiaries Guaranties and Collateral Documents will be entered into in connection with the Notes.

         KBC Bank NV has been appointed by Requisite Noteholders as Collateral Agent pursuant to a meeting of the Noteholders held on 29 January 2004, the Agreement of Understanding and the Collateral Agency Agreement. KBC Bank NV, in its capacity as Collateral Agent, shall not act or be deemed to act as agent or representative of or for the Issuer or any of its Subsidiaries.

25       CLEARING AGREEMENT

         As long as the Notes (or the Global Note(s) representing the Notes shall be held in, or on behalf of, the BNB System, the provisions of this Agreement shall be supplemented and/or superseded to the extent necessary by the relevant provisions of the Clearing Agreement, the regulations of the BNB System and any applicable provisions of Belgian law and regulation.

26       PRIOR FISCAL AGENCY AGREEMENT

         The parties hereto agree that for all purposes with respect to the amended and restated Notes, this Fiscal Agency Agreement supersedes the Fiscal Agency Agreement dated as of February 11, 2000 among the Issuer, the Paying Agents and Solutia Inc.

                                     9

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                                                               Execution copy



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

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                                        SOLUTIA EUROPE SA/NV


                                        By: /s/ Kristel Deroover
                                           --------------------------------
                                             Name: Kristel Deroover
                                             Title: Attorney


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                                        KREDIETBANK S.A. LUXEMBOURGEOISE


                                        By: /s/ Luc Bauduin
                                           --------------------------------
                                             Name: Luc Bauduin
                                             Title: General Manager


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                                        KBC BANK NV


                                        By: /s/ Luc Bauduin
                                           --------------------------------
                                             Name: Luc Bauduin
                                             Title: General Manager


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                                      S-1             Fiscal Agency Agreement